Exhibit 99.1

Data443 Appoints Greg McCraw as Chief Financial Officer

Research Triangle Park, NC, September 8, 2022 – Data443 Risk Mitigation, Inc. (“Data443” or the “Company”) (OTCPK: ATDS), a data security and privacy software company for ALL THINGS DATA SECURITY™, today announced the appointment of Greg McCraw as the Company’s Chief Financial Officer.

Mr. McCraw will be working out of the Company’s Research Triangle Park office and has over 25 years of experience helping businesses strengthen their accounting and finance operations, addressing compliance challenges in highly regulated environments and implementing accounting best practices. Mr. McCraw previously served as Vice President of Finance for a Dental Services Organization active in acquisitions, and prior to that was Managing Director of a boutique accounting and finance consulting firm advising Fortune clients in pharmaceutical, financial services, and private equity sectors on how to execute on regulatory and compliance solutions.

“Mr. McCraw’s appointment results from a comprehensive search for a local leader with high quality attributes and specialist capabilities. We believe that this appointment is timely and continues to support our core business goals” stated Mr. Remillard, President and Chief Executive Officer of the Company.

Mr. McCraw added, “I am excited to join a fast-growing cybersecurity organization right here in the ‘Triangle’ that leverages my core skills in finance, mergers and acquisitions, all types of financing and program management and team development. I am excited to step into this role at a great organization and to be a part of its growth story!”

Mr. McCraw’s appointment comes shortly after Data443’s appointment of Pamela Maher as Chief Legal Officer, who has navigated other organizations through data privacy compliance efforts, initial public offerings, and other financing activities.

About Data443 Risk Mitigation, Inc.

Data443 Risk Mitigation, Inc. (OTC: ATDS) is an industry leader in providing software and services to enable secure data across local devices, networks, cloud, and databases, at rest and in flight. We are All Things Data Security™. With over 10,000 customers in over 100 countries, Data443 provides a modern approach to data governance and security by identifying and protecting all sensitive data regardless of location, platform, or format. Data443’s industry-leading framework helps customers prioritize risk, identify security gaps, and implement overall data protection and privacy management strategies.

For more information, please visit https://www.data443.com

To learn more about Data443, please watch our video introduction on our YouTube channel: https://youtu.be/1Fp93jOxFSg

Data443 offers free trials of all its technologies using its shopping cart system at: https://orders.data443.com

Forward-Looking Statements

The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding Data443’s plans, objectives, future opportunities for Data443’s services, future financial performance and operating results and any other statements regarding Data443’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are not guarantees of future performance and are subject to numerous risks, uncertainties, and assumptions, many of which are beyond Data443’s control, and which could cause actual results to differ materially from the results expressed or implied by the statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, and include, without limitation, results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending; global economic conditions; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and integration of acquisitions; product liability; cybersecurity risk; anti-takeover measures in our charter documents; and, the uncertainties created by the ongoing outbreak of COVID-19. These and other important risk factors are described more fully in our reports and other documents filed with the Securities and Exchange Commission (“the SEC”), including in (i) “Part I, Item 1A. Risk Factors”, in our Annual Report on Form 10-K filed with the SEC on March 31, 2022; and (ii) subsequent filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

“DATA443” is a registered trademark of Data443 Risk Mitigation, Inc.

All product names, trademarks and registered trademarks are property of their respective owners. All company, product and service names used in this press release are for identification purposes only. Use of these names, trademarks and brands does not imply endorsement.

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Investor Relations Contact:

Matthew Abenante
ir@data443.com
919.858.6542